ASSIGNMENT OF SUBLEASE; CONSENT OF LANDLORD

         There is a Lease Agreement (the "Lease") dated for reference purposes as of May 10, 1999, between Orchard Jay Investors, LLC, a California limited liability company ("Landlord") and Cylink Corporation, a California corporation ("Tenant/Assignor") relating to premises including those commonly known as 3101 Jay Street, Santa Clara, California, in the County of Santa Clara. Tenant/Assignor is the Sublandlord under the following Subleases (referred to herein as the "Transferred Subleases"):

         Sublease between ICG Communications, Inc., and Cylink Corporation dated May 21, 2001 as to 10,855 square feet of space comprising a portion of the first floor of 3101 Jay Street, commonly known as Suite 101 (including all rights of Tenant under the Consent of Landlord to such Sublease dated as of September 11, 2001, as subsequently approved by the Bankruptcy Court).

         Sublease between Cylink Corporation and Intel Corporation dated January 12, 2001 as to 10,855 square feet of space comprising a portion of the first floor of 3101 Jay Street, commonly known as Suite 110 (including all rights of Tenant under the Consent of Landlord to such Sublease dated as of February 16, 2001).

         The two premises identified above are referred to herein as the "Subleased Premises".

         Tenant/Assignor agrees to and does assign the Transferred Subleases on the terms and conditions set forth below to Orchard Jay Investors, LLC ("Assignee") and Assignee agrees to accept such assignment and assume Tenant/Assignor's duties as Sublandlord going forward, and Landlord consents to the proposed assignment on the following terms and conditions:

         1. Assignment and Acceptance: Effective on February 1, 2003, Tenant/Assignor assigns all of its right, title, and interest in and to the Transferred Subleases to Assignee. Assignee hereby confirms its acceptance of the assignment of the Lease and the Tenant/Assignor's leasehold interest in the Subleased Premises and assumption of the obligations thereof.

         2. No Waiver Of Assignment And Sublease Approval Rights: Landlord's consent hereto does not constitute consent to any subsequent subletting or assignment, nor a waiver of the restriction on assignment and subletting contained in the Lease.

         3. No Effect On Lease: In no event shall Landlord's consent to this Assignment be, or be construed as, a modification of the terms of the Lease, and in the event of any inconsistency between the terms of the approved Assignment and the terms of the Lease, the terms of the Lease shall prevail.

         4. Assignment of Security Deposit: Tenant confirms and agrees that Tenant has not received any Security Deposit from Intel Corporation on its Sublease, and Tenant has received as Security Deposit from ICG only that certain irrevocable letter of credit dated February 7, 2002 and drawn on Wells Fargo Bank in favor of Landlord. Landlord is hereby relieved of any obligations to Tenant relating to the said letter of credit, including but not limited to the obligations set forth in the Consent of Landlord, Paragraph 11, and Landlord is entitled to all

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Consent of Landlord                                                  Page 2 of 2
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right,  title,  and  interest  in said  letter of credit in its own name and for protection of its interests as the Assignee of the Sublease with ICG.

         5. Brokerage Commissions: There are no commissions payable on this transaction, and neither party has been assisted by or contracted with a broker in regard hereto.

         6. No Merger: Landlord and Tenant do not intend, by this Assignment or any concurrent transaction between them, to effect any merger of interests. Assignee's continuing rights as Sublandlord by assignment from Tenant shall not be interfered with or affected by any relief of Tenant of all or any part of its obligations under the Lease.


Landlord consents to the foregoing              Tenant and Assignee agree to the
transaction:                                    foregoing transaction


Orchard Jay Investors, LLC, a                   Cylink Corporation, a California
California limited liability company            corporation

By: /s/ Michael J. Biggar                       By: /s/ Chris Chillingworth
    -----------------------------                   ----------------------------
        Michael J. Biggar                               Chris Chillingworth
        Managing Member                                 Chief Financial Officer

Dated: October 30, 2002                         Dated: October 30, 2002


                                                ASSIGNEE


                                                Orchard Jay Investors, LLC, a
                                                California limited liability
                                                company

                                                By: /s/ Michael J. Biggar
                                                   -----------------------------
                                                        Michael J. Biggar
                                                        Managing Member

                                                Dated: 10/30/02
                                                   -----------------------------

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